AMENDMENT TO
                         CREDIT FACILITY AGREEMENT


         THIS AMENDMENT TO CREDIT FACILITY AGREEMENT (this "Amendment"), dated as of October 8, 1997, by and between TAD PROPERTIES, L.L.C., a Delaware limited liability company (the "Borrower"), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company (as successor-in-interest to CS First Boston Mortgage Capital Corp., the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender entered into that certain Credit Facility Agreement dated as of December 20, 1996 (the "Credit Agreement"); and

         WHEREAS, the Borrower and the Lender have agreed to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of TEN DOLLARS and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. (a) The definitions of "Earnout", "Earnout Tranche", "Loan", "Mezzanine Tranche" and "Senior Tranche" set forth in the Credit Agreement are hereby deleted in the entirety and the following definitions are hereby substituted in lieu thereof:

         (i) "Earnout" shall mean the amount of the Earnout Tranche allocated to each Loan.

         (ii) "Earnout Tranche" shall mean the aggregate balance of the Loans allocated to the Earnout Note pursuant to Section 2 16(c)(iii) hereof.

         (iii) "Loan" means each portion of the Commitment to be made by the Lender to the Borrower in connection with the acquisition of each Approved Motel Facility including any additional funding provided by the Lender to the Borrower pursuant to Section 2.15 hereof.

         (iv) "Mezzanine Tranche" shall mean the aggregate balance of the Loans allocated to the Mezzanine Note pursuant to Sections 2. 16(b)(ii) or 2.16(c)(ii) hereof, as applicable.

         (v) "Senior Tranche' shall mean the aggregate balance of the Loans allocated to the Senior Note pursuant to Sections 2.16(a), 2.16(b)(i) or 2.16(c)(i) hereof, as applicable."

         (b) The definition of "Proposed Motel Facility Statement" is hereby amended by deleting clause (f) thereof in the entirety and the following is substituted in lieu thereof:

              "(f) a copy of an Appraisal in respect of the Proposed Motel Facility evidencing that the fair market value of such proposed Motel Facility is not greater than $5,000,000

         (c) The definition of Operating Lease is hereby amended by deleting clause (a) thereof in the entirety and the following is hereby substituted in lieu thereof:

         (a) the fixed annual rent payable thereunder (i) with respect to any Operating Lease in which the Operating Lessee is TAD Leasing, shall not be less than twelve and nine-tenths percent (12.9%) of the lesser of the: (x) respective Approved Construction Costs; and (y) fair market value as set forth in the Appraisal included with the respective Proposed Motel Facility Statement; and (ii) with respect to any Operating Lease in which the Operating Lessee is not TAD Leasing, shall not be less than ten percent (10%) of such Operating Lessee's option price to purchase the respective Approved Motel Facility during the fourth (4th) year of the term of the Operating Lease as set forth in clause (b) of this definition."

         3. The fourth sentence of Section 2.1 of the Credit Agreement (which commences with the words "Each Loan advanced by the Lender . . .") and the fifth sentence of Section 2.1 of the Credit Agreement (which commences with the words "Each Loan advanced in connection with an Earnout . . . ") are hereby deleted in their entirety and the following is hereby substituted in lieu thereof:

         "Except as expressly provided in Section 2.15 below, each Loan advanced by the Lender in connection with the acquisition of an Approved Motel Facility shall in no event exceed seventy percent (70%) of the lesser of: (a) the Approved Construction Costs of the respective Approved Motel Facility; and
(b) the fair market value of the respective Approved Motel Facility as set forth in the Appraisal included with the respective.Proposed Motel Facility Statement. The portion of each Loan to be allocated to and evidenced by the Senior Note, Mezzanine Note and Earnout Note, respectively, shall be as set forth in Section 2.16 hereof."

         4. Section 2.2(a) of the Credit Agreement is hereby amended by deleting the phrase "or for an Earnout (as applicable)" set forth on the last line of said Section 2.2(a).

         5. The Lender shall have no obligation to fund any Earnouts as provided in Section 2.3 of the Credit Agreement and therefore said Section 2.3 and Section 4.4 of the Credit Agreement are hereby deleted in the entirety. Notwithstanding the foregoing, all other provisions in the Credit Agreement relating to "Earnout", "Earnout Note", Earnout Tranche," "Earnout Tranche Rate" and "Fixed Earnout Tranche Payment" shall apply to the term "Earnout" as the definition of such term has been amended pursuant to this Amendment.

         6. Section 2.8(a) of the Credit Agreement is hereby amended by deleting "Senior Notes" and "Earnout Notes" in the second line of clause (a) thereof and substituting in lieu thereof respectively "Senior Note" and "Earnout Note" and by deleting "Senior Notes" in the eighteenth (18th) line of clause (b) thereof and substituting in lieu thereof "Senior Note".

         7. The following is hereby added as Section 2.15 of the Credit
Agreement.

         "2.15 Lender Option  (a) On or prior to the funding of the thirtieth
(30th) Loan, upon written notice to the Borrower, the Lender shall have the right (but not the obligation) to:

         (i) increase the aggregate amount of all Loans (whether previously funded or to be funded under the Commitment) to an amount such that each Loan will be equal to eighty percent (80%) of the lesser of: (x) the Approved Construction Costs of the respective Approval Motel Facility; and (y) the fair market value of the respective Approved Motel Facility as set forth in the Appraisal included with the respective Proposed Motel Facility Statement, or

         (ii) increase the aggregate amount of all Loans (whether previously funded or to be funded under the Commitment) to an amount such that each Loan will be equal to ninety percent (90%) of the lesser of: (x) the Approved Construction Costs of the respective Approved Motel Facility; and (y) the fair market value of the respective Approved Motel Facility as set forth in the Appraisal included with the respective Proposed Motel Facility Statement.

         (b) If the Lender elects to increase each Loan to the eighty percent (80%) level as described in Section 2.15(a)(i) above, then:

         (i) Within ten (10) Business Days after the Borrower receives notice of such election (but not prior to the date the amount of each Loan funded prior to the date of such election is increased in accordance with Section 2.15(d)(ii) hereof), the brrower shall convey (or cause to be conveyed) to the Lender a five percent (5%) membership interest in the Borrower, and

         (ii) Within twenty (20) Business Days after the Borrower receives notice of such election the Lender shall have the right to elect, upon written notice to the Borrower, to purchase an additional seven and one-half percent (7 1/2%) membership interest in the Borrower for a payment to the Borrower in the amount of Five Hundred Thousand Dollars ($500,000). Within ten (10) Business Days after the Borrower receives notice of such election (but not prior to the date the amount of each Loan funded prior to the date of such election is increased in accordance with Section 2.15(d)(ii) hereof), and upon receipt of the aforesaid payment, the Borrower shall convey (or cause to be conveyed) to the Lender said seven and one-half percent (7 1/2%) membership interest in the Borrower; and

         (iii) The principal amount of each Loan, as increased, shall be allocated to and evidenced by the Senior Note and the Mezzanine Note as set forth in Section 2.16(b) hereof.

         (c) If the Lender elects to increase each Loan to the ninety percent (90%) level as described in Section 2.15(a)(ii) above, then:

         (i) Within ten (10) Business Days after the Borrower receives notice of such election (but not prior to the date the amount of each Loan funded prior to the date of such election is increased in accordance with Section 2.15(d)(ii) hereof), the Borrower shall convey (or cause to be conveyed) to the Lender an eleven percent (11%) membership interest in the Borrower;

         (ii) Within twenty (20) Business Days after the Borrower receives notice of such election the Lender shall have the right to elect, upon written notice to the Borrower, to purchase an additional fifteen percent (15%) membership interest in the Borrower for a payment to the Borrower in the amount of One Million Dollars ($1,000,000). Within ten (10) Business Days after the Borrower receives notice of such election (but not prior to the date the amount of each Loan funded prior to the date of such election is increased in accordance with Section 2.15(d)(ii) hereof), and upon receipt of the aforesaid payment, the Borrower shall convey (or cause to be conveyed) to the Lender said fifteen percent (15%) membership interest in the Borrower; and

         (iii) The principal amount of each Loan, as increased, shall be allocated to and evidenced by the Senior Note, the Mezzanine Note and the Earnout Note as set forth in Section 2.16(c) hereof.

         (d) If the Lender makes either of the elections set forth in Section 2.15(a)(i) or Section 2.15(a)(ii) hereof, then in either case:

         (i) The amount of each Loan funded from and after the date of such election shall be in accordance with said Sections 2.1 5(a)(i) or 2.15(a)(ii), as applicable;

         (ii) Within a reasonable period of time following said election by the Lender (but in no event more than ten (10) days following the satisfaction of the conditions precedent set forth below), the Lender shall increase the amounts of all prior Loans in accordance with said Sections 2.15(a)(i) or 2.15(a)(ii), as applicable, provided, however, that the following conditions precedent are satisfied:

         (1) The Borrower shall have previously complied with the terms and provisions of Section 4.1, 4.2 and 4.3 hereof;

         (2) The Borrower shall have executed and delivered to the Lender amendments to the Mortgage for each Approved Motel Facility for which each increase of Loan is funded, in form and substance reasonably satisfactory to the Lender;

         (3) The Borrower shall have executed and delivered to the Lender such amendments to the other Loan Documents relating to increase in each Loan as shall be reasonably requested by the Lender;

         (4) The Lender shall have received from real estate counsel to the Borrower an update to the opinions described in Section 4.2(c) in form and substance reasonably satisfactory to the Lender;

         (5) The Lender shall have received an endorsement to the existing Title Insurance Policy (in form and substance reasonably satisfactory to the Lender) which amends the existing Title Insurance Policy by increasing that the amount of insurance in an amount equal to 120% of the increased Loan and by bringing forward the date of such policy to the date of the increase of each Loan, and

         (6) The Fixed Payment Certificate previously delivered with respect to the Loan shall have been revised to reflect the increased amount of each Loan and shall have been properly executed and delivered to the Lender.

         (e) The right to purchase membership interests in the Borrower pursuant to Sections 2.15(b) or 2.15(c) shall not be transferred by the Lender, in whole or in part, except to: (i) one or more Affiliates of the Lender; and/or (ii) with respect to the membership interests to be conveyed pursuant to Section 2.15(b)(ii) or 2.15(c)(ii) hereof, to one or more responsible Officers of the Lender or members of their immediate families or trusts for the benefit of such persons ((i) and (ii) collectively, "Permitted Transferee"). The conveyance of membership interests to the Lender (and any Permitted Transferee) pursuant to Sections 2.15(b) or 2.15(c) hereof shall apply to the respective percentage interests in the Borrower at the time of the conveyance of such interests and any such conveyance shall be on a fully diluted basis after giving effect to the exercise of any then outstanding warrants, options or convertible securities, except: (x) the warrant of even date herewith issued by the Borrower to the Lender (as the same may be amended, the "Warrant"); and (y) the issuance or sale to officers and employees of the Borrower of membership interests representing in the aggregate up to five percent (5%) of the membership interests in the Borrower. The Lender (and any Permitted Transferee) shall have the same rights with respect to registration of the membership interests conveyed to the Lender (and any Permitted Transferee) pursuant to this Section 2.15 as set forth in the Warrant with respect to the registration of the interests set forth therein."

         8. The following is hereby added as Section 2.16 to the Credit
Agreement:

"2.16 Allocations.

         (a) Prior to such time that the Lender elects to increase the amount of each Loan pursuant to Section 2.15 hereof, one hundred percent (100%) of each Loan shall be allocated to and evidenced by the Senior Note.

         (b) If the Lender elects to increase each Loan to the eighty percent (80%) level as more particularly described in Section 2.15(a)(i) hereof, then:

         (i) The portion of each Loan to be allocated to and evidenced by the Senior Note shall be an amount equal to the product of: (x) the amount of the Loan, and (y) .8875; and

         (ii) The portion of each Loan to be allocated to and evidenced by the Mezzanine Note shall be an amount equal to the product of: (x) the amount of the Loan; and (y) .1125

         (c) If the Lender elects to increase each Loan to the ninety percent (90%) level as more particularly described in Section 2.15(a)(ii) hereof, then:

         (i) The portion of each Loan to be allocated to and evidenced by the Senior Note shall be an amount equal to the product of: (X) the amount of the Loan; and (y) .7888;

         (ii) The portion of each Loan to be allocated to and evidenced by the Mezzanine Note shall be an amount equal to the product of: (x) the amount of the Loan; and (y) .1; and

         (iii) The portion of each Loan to be allocated to and evidenced by the Earnout Note shall be an amount equal to the product of: (x) the amount of the Loan; and (y) .1111.

         (d) All amounts to be allocated in accordance with the foregoing shall be rounded up to the nearest dollar amount such that the sum of the portions of each Loan allocated to the Senior Note, Mezzanine Note and Earnout Note (as applicable) equals the total amount of each Loan. Solely for the avoidance of doubt and providing clarification of the allocations set forth in this Section 2.16, attached hereto on Schedule A is an example of the foregoing allocations to the Senior Note, Mezzanine Note and Earnout Note.

         9. Exhibit F to the Credit Agreement is hereby deleted in the entirety and Exhibit F and Exhibit F-i attached hereto are hereby substituted in lieu thereof.

         10. Exhibit H to the Credit Agreement is hereby deleted in the entirety and Exhibit H attached hereto is hereby substituted in lieu thereof

         11. Exhibit L to the Credit Agreement is hereby deleted in the entirety and Exhibit L attached hereto is hereby substituted in lieu thereof.

         12. Schedule A attached hereto is hereby added as Schedule A to the Credit Agreement.

         13. The Credit Agreement, as amended hereby, is in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.


                                                           LENDER:
                                                           CREDIT SUISSE FIRST
BOSTON MORTGAGE
                                                           CAPITAL LLC


                                                           By:
                                                                     Name:
                                                                     Title.
Authorized Signatory


                                                           BORROWER

                                                           TAD PROPERTIES, L
L.C.

                   By: Tad Membership Corp.,
                              Managing Member


                   By:
                             Name:
                             Title:


Motels of America, Inc. hereby executes this Amendment solely for the purpose of acknowledging its consent thereto.


MOTELS OF AMERICA, INC.


By:
         Name:
         Title:

SCHEDULE A

                          Example of Allocations
                     of Each Loan to the Senior Note,
                     Mezzanine Note and Earnotit Note


1.    INITIAL LOAN

Approved Construction Cost ("ACC"):       $ 80
Fair Market Value from Appraisal ("FMV"): $100


Loan Amount (Prior to Any Election by     $ 56 (.70 of lesser of ACC and FMV)
Lender under Section 2.15)


2. CIRCUMSTANCE ONE: Lender does not elect to increase Loans pursuant to
Section 2.15

Loan Amount        Senior Note        Mezzanine Note        Earnout Note
    $56                $56                  $0                   $0


3. CIRCUMSTANCE TWO: Lender elects to increase each Loan to the 80% level pursuant to Section 2.15(a)(i):

Loan Amount        Senior Note        Mezzanine Note        Earnout Note
    $64               $56.80               $7.20                 $0

(.80 of lesser    (.8875 of $64)      (.1125 of $64)
 of ACC and FMV)


4. CIRCUMSTANCE THREE: Lender elects to increase each Loan to the 90% level pursuant to Section 2.1 5(a)(i) hereof.

Loan Amount        Senior Note        Mezzanine Note        Earnout Note
    $72               $56.80               $7.20                 $8
(.90 of lesser    (.7888 of $72)        (.1 of $72)        (.1111 of $72)
 of ACC and FMV)